SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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  Date of Report (Date of earliest event reported): April 28, 1995

                   Merry Land & Investment Company, Inc.
           (Exact name of registrant as specified in its charter)

                  Georgia                                 0-10384
(State or other jurisdiction of incorporation)   (Commission File Number)

                                   58-0961876
                         (I.R.S. Employer I.D. Number)

  624 Ellis Street, Augusta, Georgia                       30901
(Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

          ____________________________________________________________
         (Former name or former address, if changed since last report)
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Filed:  June 6, 1995

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ITEM 5.     OTHER EVENTS.  Merry Land & Investment Company, Inc. (the
"Company") has acquired additional apartment complexes since filing its annual report on Form 10-K for 1994 and quarterly report on Form 10-Q for the quarter ending March 31, 1995.

  The apartment properties acquired are:


                                                                                       Acquisition Cost
                                                                  Date Acquired         (In Thousands)   Debt Assumed   Occupancy
Name of Apartments          Seller<F1>         Market Location       in 1995     Units       <F2>       (In Thousands)    <F3>
- ----------------------------------------------------------------------------------------------------------------------------------
                      TBCREC Residential No. 1
Club at Gwinnett        Limited Partnership,   Duluth, Georgia      April 28      260       $10,200           $0           97%

                         RMS Partners Coral
Laurel Gardens at        Square, a Florida     Coral Springs,        May 18       384       $25,475           $0           92%
Coral Square            general partnership        Florida

                         Phoenix Home Life
                         Mutual Insurance         Ft. Myers,
Beach Club              Company, a New York        Florida           May 26       320       $12,000           $0           96%
                            corporation
- ----------------------------------------------------------------------------------------------------------------------------------

<F1> No seller is related to or affiliated with the Company.
<F2> Includes acquisition costs incurred to date.
<F3> Physical occupancy at June 1, 1995.

     The acquisitions were paid for with cash. The sellers were a limited partnership, a general partnership and an insurance company unrelated to the Company.

     The cash portion of the acquisitions were funded with the proceeds of that Registration Statement filed on Form S-3, Registration Number 33-57453. No encumbrances were placed against the acquired properties in connection with their acquisition.

     The acquisitions were made only after a detailed review of the properties' physical conditions, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. Audited financial statements and pro forma financial statements are not required for these properties.

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                      Signature Blocks on Following Page
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merry Land & Investment Company,
Inc.
                    (Registrant)


By:____________________________
          Dorrie Green
     As Its Vice President